Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and dated for reference November 7, 2011.

BETWEEN:

DALEA PARTNERS, LP.,

as Lender

AND:

TRANSATLANTIC PETROLEUM LTD.,

as Borrower

WHEREAS:

A.	The parties hereto entered into that certain credit agreement made as of June 28, 2010 (the “Credit Agreement”) wherein the Lender agreed to establish the Loan in favor of the Borrower;

B.	The parties hereto have agreed to amend the Credit Agreement, as herein set out.

NOW THEREFORE, in consideration of the premises and of other good and valuable consideration (the receipt whereof is hereby acknowledged), the parties hereto agree as follows:

Unless otherwise defined herein or unless the context otherwise requires, defined words and terms used in the Credit Agreement shall have the same meanings when used herein.

The Credit Agreement shall be and is hereby amended and modified as follows:

Paragraph 4(a) shall be deleted and replaced with the following:

(a)	The aggregate unpaid principal amount of the Loan, together with all accrued but unpaid interest and other costs, expenses or charges payable hereunder from time to time (collectively the “Outstanding Balance”), will be immediately due and payable by the Borrower to the Lender on the earliest of:

(i)	March 31, 2012;

(ii)	Two (2) Business Days following the close of the sale of the Borrower’s wholly owned subsidiaries, Viking Geophysical Services, Ltd. and Viking International Limited, in whole or in part; and

(iii)	The occurrence of an Event of Default and a demand for payment by the Lender pursuant to paragraph 12 below.

The Credit Agreement, together with all terms, covenants and conditions thereof as hereby amended, will be and continue to be in full force and effect.

This Amendment and everything herein contained will enure to the benefit of and be binding on the Borrower and the Lender and their respective successors and assigns.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or by e-mail in pdf format shall be effective as delivery of a manually executed counterpart hereof.

This Amendment shall be effective as of and from November 7, 2011.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

The Borrower:	The Lender:

TRANSATLANTIC PETROLEUM LTD.	DALEA PARTNERS, LP

By: /s/ Jeffrey S. Mecom	By: /s/ Malone Mitchell, 3rd
Name: Jeffrey S. Mecom	Name: Malone Mitchell, 3rd
Title: Vice President	Title: Manager